UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2007

FLOWSERVE CORPORATION
 (Exact name of registrant as specified in its charter)

New York	1-13179	31-0267900
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O'Connor Blvd., Suite 2300, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 443-6500

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 28, 2007, Mark A. Blinn, Senior Vice President and Chief Financial Officer of Flowserve Corporation (the “Company”), and on December 3, 2007, Lewis M. Kling, President and Chief Executive Officer of the Company (together, the “Officers,” and each, an “Officer”), adopted prearranged trading plans (together, the “Plans,” and each, a “Plan”) in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (“Rule 10b5-1”), for their planned future sale of a minority portion of their personal holdings of the Company’s common stock.

Pursuant to Rule 10b5-1, the Officers adopted the Plans to coordinate stock sales with their overall individual long-term asset diversification, tax and financial planning strategies.

The Plans provide for the sale of portions of each Officer’s holdings of the Company’s common stock on the open market in specified amounts, at prevailing market prices (subject to specified minimum trading prices), and on specified trade dates in 2008.

The Officers who adopted these Plans and the respective numbers of shares subject to these Plans are set forth below. Each of these Officers will continue to own a substantial amount of shares (including unvested shares subject to equity awards) of the Company’s common stock following the completion of any and all sales contemplated by the Plans.

		Number of Shares	Percentage of
	Number of Shares To	Owned and Subject	Shares Owned and
	Be Sold Pursuant to	to Equity Awards	Subject to Equity
Officer	the Plan	(1)	Awards (2)
Lewis M.Kling	93,816	347,433	27%
Mark A. Blinn	18,000	234,965	7.7%

(1)
Represents the number of the shares currently owned by the Officer (including unvested shares subject to equity awards). These amounts do not include each Officer’s rights to performance shares under the Company’s incentive equity plans which may be earned in the future.

(2)	Represents the number of shares of the Officer subject to the Plan divided by the number of shares owned by the Officers (including unvested shares subject to equity awards).

Certain other officers of the Company have entered into their own Rule 10b5-1 plans, and other officers may enter into their own Rule 10b5-1 plans in the future.

Actual future transactions under these Plans, as applicable, will be reported to the Securities and Exchange Commission in accordance with securities laws, rules and regulations. The Company does not undertake to report Rule 10b5-1 plans that may be adopted by any officers or directors in the future, or to report any modifications or termination of any publicly announced trading plan, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION
Dated: December 4, 2007	By:	/s/ Tara D. Mackey

Tara D. Mackey
Vice President, Assistant Corporate Secretary
and Compliance Counsel